                                                                        Exhibit 32.1

Certification Pursuant to18 U.S.C. Section 1350 as Adopted Pursuant to Section 906of the Sarbanes-Oxley Act of 2002

In connection with the annual Report of Bemax Inc., (the "Company") on Form 10-K for the fiscal year ended May 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Taiwo Aimasiko, Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 14, 2016
/s/ Taiwo Aimasiko
____________________________
Taiwo Aimasiko
Chief Executive Officer